SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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MEDYTOX SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

__________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MEDYTOX SOLUTIONS, INC.

400 S. Australian Ave., 8th Floor

West Palm Beach, FL 33401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 6, 2015

To Our Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Medytox Solutions, Inc., a Nevada corporation, will be held on Thursday, August 6, 2015, at 11:00 a.m., Eastern Time, at the West Palm Beach Marriott, 1001 Okeechobee Boulevard, West Palm Beach, Florida  33401, for the following purposes, as described in the attached Proxy Statement:

1. To elect five members to our Board of Directors to hold office until our next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2. To approve an advisory (non-binding) resolution on the Company’s executive compensation;

3. To approve an advisory (non-binding) resolution on the frequency of stockholder voting on the Company’s executive compensation; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on July 1, 2015, as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof

Important Notice regarding the Availability of Proxy Materials for our Annual Stockholders Meeting to be held on August 6, 2015. The Proxy Statement and a copy of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2014 are available at www.medytoxsolutionsinc.com under "Investors."

By Order of the Board of Directors,

Seamus Lagan
Chief Executive Officer

West Palm Beach, Florida

July 7, 2015

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

MEDYTOX SOLUTIONS, INC.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

Medytox Solutions, Inc. (“Medytox" or the “Company”) is furnishing you this Proxy Statement on behalf of its Board of Directors to solicit proxies for its Annual Meeting of Stockholders (the “Annual Meeting”), and any adjournments or postponements of the Annual Meeting. We plan to hold the Annual Meeting on Thursday, August 6, 2015, at 11:00 a.m. Eastern Time, at the West Palm Beach Marriott, 1001 Okeechobee Boulevard, West Palm Beach, Florida  33401. The approximate date that this Proxy Statement, the accompanying Notice of Annual Meeting, and the enclosed Form of Proxy are first being sent to stockholders is on or about July 7, 2015. The Company’s Annual Report on Form 10-K, as amended (the “Annual Report”), will be mailed or delivered concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting materials. The Company’s principal executive offices are located at 400 S. Australian Ave., 8th Floor, West Palm Beach, FL 33401.

Matters To Be Considered at the Annual Meeting

At the Annual Meeting, our stockholders who are entitled to vote will consider and vote upon proposals to:

•	elect five members to our Board of Directors to hold office until our next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

•	to approve an advisory (non-binding) resolution on the Company’s executive compensation;

•	to approve an advisory (non-binding) resolution on the frequency of stockholder voting on the Company’s executive compensation; and

•	to transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Outstanding Shares; Voting Rights

The Board of Directors has set the close of business on July 1, 2015, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The Company's common stock, Series D Preferred Stock (the "Series D Preferred Stock") and Series E Preferred Stock (the "Series E Preferred Stock") are the only classes of securities of the Company entitled to vote at the Annual Meeting. Holders of the Series D Preferred Stock and holders of the Series E Preferred Stock will vote together with the common stock as one class. Each share of common stock, Series D Preferred Stock and Series E Preferred Stock has one vote. Only stockholders of record of the common stock, the Series D Preferred Stock and the Series E Preferred Stock as of the close of business as of the record date will be entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available at our executive offices, 400 S. Australian Ave., 8th Floor, West Palm Beach, FL 33401, for a period of ten days prior to the Annual Meeting for examination by any stockholder. As of the record date, there were 30,906,026 shares of common stock, 50,000 shares of Series D Preferred Stock, and 45,000 shares of Series E Preferred Stock issued and outstanding. There are also 5,000 shares of the Company's non-voting Series B Preferred Stock issued and outstanding as of the record date, the holders of which are not entitled to vote at the Annual Meeting.

Stockholders that own their shares in “street name” through a stock brokerage account or through a bank or nominee may attend the Annual Meeting but may not grant a proxy or vote at the Annual Meeting. Instead, the broker, bank or nominee is considered the record holder of those shares and those stockholders must instruct the record holder how they wish their shares to be voted. Stockholders are entitled to one vote for each share held, and do not have the right to cumulate their votes.

A majority of the shares of our common stock, the Series D Preferred Stock and the Series E Preferred Stock outstanding, voting together as a single class, entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum with respect to all matters presented. Directors and any other matter that may be submitted to a vote of the stockholders will be approved by the affirmative vote of a majority of the shares of our common stock, the Series D Preferred Stock and the Series E Preferred Stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter, unless such matter is one for which a greater vote is required by law or by our Certificate of Incorporation or Bylaws, as amended. If less than a majority of the shares of our common stock, the Series D Preferred Stock and the Series E Preferred Stock outstanding, voting together as a single class, entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the Annual Meeting before an adjournment is taken.

Prior to the Annual Meeting, we will select one or more inspectors of election for the Annual Meeting. Such inspectors shall determine the number of shares of common stock, the Series D Preferred Stock and the Series E Preferred Stock represented at the Annual Meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting but will not be counted as votes cast for or against any given matter. Abstentions will have no effect on the election of directors.

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Broker “non-votes” occur when a broker, bank or other nominee who holds shares in “street name” for a beneficial owner does not have discretionary authority to vote on a matter and has not received instructions on how to vote from the beneficial owner of the shares. Under New York Stock Exchange ("NYSE") rules, a broker does not have the discretion to vote on the election of directors. As a result, any broker that is a member of the NYSE will not have the discretion to vote on the election of directors. A broker "non-vote" will have no effect on the election of directors.

As of the record date, our directors (who are standing for re-election), the other nominees for election as director, and our executive officers owned of record or had a proxy to vote approximately 11,440,000 shares of common stock (and no shares of Series D Preferred Stock and Series E Preferred Stock), representing approximately 37.0% of the outstanding shares of common stock, Series D Preferred Stock and Series E Preferred Stock entitled to vote at the Annual Meeting. Accordingly, it is anticipated that the holders of a total of 11,440,000 shares of common stock, or approximately 37.0% of the outstanding shares of common stock, Series D Preferred Stock and Series E Preferred Stock entitled to vote at the Annual Meeting, will vote for all of the proposals described above, thus almost ensuring the approval of such proposals.

Shares of common stock, Series D Preferred Stock and Series E Preferred Stock represented by a properly executed proxy received in time to permit its use at the Annual Meeting and any adjournments or postponements thereof, will be voted in accordance with the instructions indicated therein. If no instructions are indicated, the shares of common stock. Series D Preferred Stock and Series E Preferred Stock represented by the proxy will be voted (a) FOR the election of all five nominees for director; (b) FOR the approval of an advisory (non-binding) resolution on the Company’s executive compensation; (c) FOR the advisory (non-binding) resolution to conduct future stockholder advisory votes on named executive officer compensation once every three years; and (d) FOR the authorization to act upon such other business as may properly come before the Annual Meeting, and any and all adjournments or postponements thereof. We do not anticipate that any of our nominees for director will be unavailable for election and we do not know of any other matters that may be brought before the Annual Meeting. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.

Revocability of Proxies

If you grant a proxy, you may revoke your proxy at any time until it is voted by:

•	delivering a notice of revocation to the attention of Seamus Lagan, Chief Executive Officer, Medytox Solutions, Inc., 400 S. Australian Ave., 8th Floor, West Palm Beach, FL 33401;

•	submitting a proxy with a later date prior to the Annual Meeting; or

•	appearing at the Annual Meeting, revoking the proxy and voting in person.

Attendance at the Annual Meeting will not in and of itself revoke a proxy that you submitted prior to the Annual Meeting.

Solicitation of Proxies

The enclosed proxy is solicited on behalf of our Board of Directors. We will bear the cost of the solicitation of proxies and will solicit proxies by mail. In addition, our directors, officers and employees may solicit proxies from stockholders by telephone, in person or by any other lawful means. We will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation material to the beneficial owners of common stock, Series D Preferred Stock or Series E Preferred Stock, and held of record by those persons, and we will reimburse them for reasonable out-of-pocket expenses.

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Security Ownership of Certain Beneficial Owners

Security Ownership

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of our outstanding common stock as of June 30, 2015 by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, (ii) each of our directors, (iii) each of our executive officers (as defined in Item 403(a) of Regulation S-K under the Securities Act of 1933, as amended), and (iv) all executive officers and directors as a group. The following table does not include the effects on beneficial ownership by virtue of the Voting Agreement entered into by and between the Company, Seamus Lagan and Steven Sramowicz, and the Voting Agreement entered into by and between the Company, Seamus Lagan and Francisco Roca, III (see "Certain Relationships and Related Transactions," below). None of the foregoing persons owns any shares of the Series D Preferred Stock or Series E Preferred Stock. Except as indicated in the footnotes below, the stockholders listed below possess sole voting and investment power with respect to their shares. Michael L. Goldberg, a nominee for election to our board of directors, does not beneficially own, as of June 30, 2015, any shares of our common or preferred stock. Robert Lee, a nominee for election to our board of directors, owns of record, as of June 30, 2015, 600,000 shares of our common stock (or approximately 1.90% of the total number of shares of common stock outstanding) and no shares of our preferred stock.

Name of Beneficial Owner	Address	No. of Shares of Common Stock Owned		Percentage of Ownership (1)

William G. Forhan	c/o Medytox Solutions, Inc. 400 S. Australian Ave. Suite 800 West Palm Beach, FL 33401	4,241,551	(3)	12.5%

Jace Simmons	c/o Medytox Solutions, Inc. 400 S. Australian Ave. Suite 800 West Palm Beach, FL 33401	4,030,000	(4)	11.9%

Seamus Lagan	c/o Medytox Solutions, Inc. 400 S. Australian Ave. Suite 800 West Palm Beach, FL 33401	3,030,000	(5)	9.2%

Epizon Ltd.	Suite 104a Saffrey Square, Bank Lane P.O. Box N-9306 Nassau, Bahamas	4,600,000	(6)	14.9%

Dr. Thomas F. Mendolia	c/o Medytox Solutions, Inc. 400 S. Australian Ave. Suite 800 West Palm Beach, FL 33401	7,530,000	(7)	22.2%

Sharon L. Hollis	c/o Medytox Solutions, Inc. 400 S. Australian Ave. Suite 800 West Palm Beach, FL 33401	3,030,000	(8)	9.4%

Aella Ltd.	Suite 104a Saffrey Square, Bank Lane P.O. Box N-9306 Nassau, Bahamas	4,500,000	(9)	15.4%

Samuel Mitchell	c/o Medytox Solutions, Inc. 400 S. Australian Ave. Suite 800 West Palm Beach, FL 33401	–		–

Francisco Roca, III	c/o Medytox Solutions, Inc. 400 S. Australian Ave. Suite 800 West Palm Beach, FL 33401	7,530,000	(10)	22.2%

Steven Sramowicz	c/o Medytox Solutions, Inc. 400 S. Australian Ave. Suite 800 West Palm Beach, FL 33401	7,530,000	(11)	22.2%

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Christopher E. Diamantis	c/o Medytox Solutions, Inc. 400 S. Australian Ave. Suite 800 West Palm Beach, FL 33401	1,050,000	(12)	3.4%

Benjamin Frank	c/o Medytox Solutions, Inc. 400 S. Australian Ave. Suite 800 West Palm Beach, FL 33401	300,000	(13)	1.0%

Sebastien Sainsbury	c/o Medytox Solutions, Inc. 400 S. Australian Ave. Suite 800 West Palm Beach, FL 33401	500,000	(14)	1.6%

Jeffrey L. Wadman	c/o Medytox Solutions, Inc. 400 S. Australian Ave. Suite 800 West Palm Beach, FL 33401	_		_

All Directors and Executive Officers as a Group (5 persons) (2)		4,380,000	(15)	13.1%

(1)	Based on 30,906,026 shares of common stock issued and outstanding as of June 30, 2015, and additional shares deemed to be outstanding as to a particular person, in accordance with applicable rules of the Securities and Exchange Commission (the "SEC"). Beneficial ownership is determined in accordance with SEC rules to generally include shares of common stock subject to options, and such shares are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. The outstanding number of shares does not include the outstanding Series D Preferred Stock or the outstanding Series E Preferred Stock.
(2)	Includes Messrs. Lagan, Diamantis, Frank, Mitchell and Wadman. Does not include Messrs. Forhan and Sainsbury whose tenure as directors of the Company will end upon the election of the nominees for director at the Annual Meeting. In addition, does not include any of the nominees for director (who are not currently directors).
(3)	Mr. Forhan owns 1,241,551 shares of common stock and has currently exercisable options to purchase 3,000,000 shares of common stock.
(4)	Mr. Simmons owns 1,030,000 shares of Common Stock and has currently exercisable options to purchase 3,000,000 shares of common stock.
(5)	Alcimede LLC, of which Mr. Lagan is the sole manager, owns 1,030,000 shares of common stock and has currently exercisable options to purchase 2,000,000 shares of common stock. Mr. Lagan has entered into Voting Agreements (see "Certain Relationships and Related Transactions," below), pursuant to which, among other things, Mr. Sramowicz and Mr. Roca have each agreed to vote their shares of our common stock for the nominees for director as instructed by Mr. Lagan.
(6)	All of the outstanding capital stock of Epizon Ltd. is owned by The Shanoven Trust, of which P. Wilhelm F. Tooth serves as trustee. Mr. Lagan is the settlor and Mr. Lagan and his family are the beneficiaries of The Shanoven Trust. Epizon Ltd. also owns 1,000 shares of non-voting Series B Preferred Stock.
(7)	Dr. Mendolia owns 4,530,000 shares of common stock and has currently exercisable options to purchase 3,000,000 shares of common stock. Dr. Mendolia also owns 1,000 shares of non-voting Series B Preferred Stock.
(8)	Ms. Hollis owns 30,000 shares of common stock and has currently exercisable options to purchase 3,000,000 shares of common stock.
(9)	All of the outstanding capital stock of Aella Ltd. is owned by The Olive Tree Trust, of which P. Wilhem F. Tooth serves as the trustee. Ms. Hollis is the settlor and Ms. Hollis and her family are the beneficiaries of The Olive Tree Trust. Aella Ltd. also owns 1,000 shares of non-voting Series B Preferred Stock.
(10)	Mr. Roca owns 4,530,000 shares of common stock and has currently exercisable options to purchase 3,000,000 shares of common stock. Mr. Roca also owns 1,000 shares of non-voting Series B Preferred Stock. Mr. Roca has entered into a Voting Agreement (see "Certain Relationships and Related Transactions," below), pursuant to which, among other things, Mr. Roca has agreed to vote his shares of our common stock for the nominees for director as instructed by Mr. Lagan.
(11)	Mr. Sramowicz owns 4,530,000 shares of common stock and has currently exercisable options to purchase 3,000,000 shares of common stock. Mr. Sramowicz also owns 1,000 shares of non-voting Series B Preferred Stock. Mr. Sramowicz has entered into a Voting Agreement (see "Certain Relationships and Related Transactions," below), pursuant to which, among other things, Mr. Sramowicz has agreed to vote his shares of our common stock for the nominees for director as instructed by Mr. Lagan.
(12)	Mr. Diamantis has currently exercisable options to purchase 300,000 shares of common stock. Does not include securities receivable upon the conversion of the D&D Note, as described in "Certain Relationships and Related Transactions," below.
(13)	Mr. Frank has currently exercisable options to purchase 300,000 shares of common stock.
(14)	Mr. Sainsbury has currently exercisable options to purchase 300,000 shares of common stock.
(15)	Includes 2,600,000 shares of common stock underlying stock options held by the directors and executive officers that are presently exercisable.

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PROPOSAL 1 – ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

The Board of Directors will submit to the stockholders for their vote at the Annual Meeting a slate of directors comprising five nominees, all currently directors, except for Michael L. Goldberg and Robert Lee.

Nominees

Our Bylaws provide that the number of directors may be fixed from time to time by resolution of the Board of Directors, which number shall not be less than one. The number of directors is currently fixed at five. The Bylaws provide that vacancies occurring on the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors or by our stockholders. Our executive officers serve at the discretion of the Board of Directors and are elected by our Board of Directors annually.

Each director elected at the Annual Meeting will serve for a term expiring at the next Annual Meeting of Stockholders or until a successor has been duly elected and qualified. Seamus Lagan, Christopher E. Diamantis, Benjamin Frank, Michael L. Goldberg, and Robert Lee have been nominated as directors to be elected by the stockholders at this Annual Meeting, and proxies will be voted for all five nominees, absent contrary instructions. All nominees are currently directors of Medytox except for Michael L. Goldberg and Robert Lee. The biographical information regarding the nominees for election to our Board of Directors, including the experiences, qualifications, attributes or skills that have caused the Company to currently determine that each such person should serve as a director of the Company, is set forth below under “Executive Officers and Directors.” No nominee is related to any other nominee to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” ALL NOMINEES FOR DIRECTOR.

Executive Officers and Directors

Nominees for Director

Seamus Lagan, age 46, was appointed as Chief Executive Officer and a director of the Company effective September 15, 2014. Mr. Lagan has been, either individually or through Alcimede LLC, a consultant to the Company since May 2011. Mr. Lagan has been a director of Alcimede since its formation in 2007. Alcimede is a privately-held, Delaware limited liability company which provides various consulting services, including management, organization, and financial consulting services. Mr. Lagan also currently serves, through Alcimede, as chief executive officer of the following subsidiaries of the Company: Medytox Diagnostics, Inc. (since February 2012), Medytox Marketing & Sales, Inc. (since March 2012), and Medytox Information & Technology, Inc. (since June 2011) and as president of Medical Billing Choices, Inc. (since July 2013). From September 2008 through May 2011, Mr. Lagan was a private investor. In 2008, TecEnergy UK Limited ("TEC"), a waste management and alternative energy company in England and Wales, of which Mr. Lagan served as a director, was placed into administration to protect it from bankruptcy. The relevant taxing authorities in the United Kingdom alleged that the directors reduced the debt of TEC to its creditors at the expense of tax liabilities to the taxing authorities. There were no other allegations of wrongdoing, but based on such allegations, the taxing authorities sought to have each of the directors of TEC banned from acting as a director in the United Kingdom for a three-year period. At the time of such action, Mr. Lagan had significant health issues and did not defend himself. As a result, Mr. Lagan was banned in his absence from acting as a director of a United Kingdom company from October 8, 2010 until October 2015 (In the Matter of TecEnergy UK Limited and in the Matter of the Company Directors Disqualifications Act of 1986 between the Secretary of State for Business, Innovation and Skills and Seamus Lagan (Norwich County Court, UK, Claim No. 0NR00656)). Mr. Lagan graduated from Ballymena Technical College in Ireland in 1989.

Our Board believes that Mr. Lagan's experience as the Chief Executive Officer of the Company and its subsidiaries provides us with highly valuable specific business, leadership and management experience.

Christopher E. Diamantis, age 46, has served as a director of the Company since April 24, 2013.  Mr. Diamantis has served, since 1999, as Chairman and Chief Executive Officer of Integrated Financial Settlements, Inc., a structured settlement consulting firm in Tallahassee, Florida. He has also been, since April 2000, a director and managing partner of the Gabor Agency, Inc., a 65-year old Florida-based company specializing in investment and insurance planning for public employees and universities. Since 2007, Mr. Diamantis has been Chairman of Pro Bank Financial Holding Company, the parent of Pro Bank, a community bank in Tallahassee, Florida.  He also has served, since 2011, as a director of Esquire Bank, a full-service, federally chartered savings bank in New York City.  In addition, since 2007, Mr. Diamantis has been a director and partner in Counsel Financial Services, Inc., a specialty financial firm catering to the needs of the legal community and the largest non-bank lender to law firms in the United States. He is a past member of the Board of Governors of the Florida State University College of Business and past president of the National Structured Settlements Trade Association.

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Our Board believes that Mr. Diamantis' experience as a Chief Executive Officer and director of private companies provides us with highly valuable business, leadership and management experience.

Benjamin Frank, age 81, has served as a director of the Company since April 24, 2013. Mr. Frank is a retired lawyer and businessman, with particular experience in healthcare, foreign trade, retail, business development and government. After practicing as an attorney, from 1962 to 1966, he was a Senior Vice President and member of the Board of Directors of Allied Stores Corporation, which owned department stores and specialty stores, including Jordan Marsh, Brooks Brothers, Ann Taylor and others. He also served, from 1971 to 1987, as a Vice President and Trustee of North Shore University Hospital, currently North Shore University Hospital, Long Island Jewish Hospital System. Mr. Frank was appointed in February 2009 by former Florida Governor Charlie Crist to the Board of the Health Care District of Palm Beach County and he served as Chair of the Board from October 2011 to February 2013.

 Our Board believes that Mr. Frank's experience as an executive and director of private companies and as a lawyer specializing in healthcare and government provides us with highly valuable regulatory, business and management experience.

Michael L. Goldberg, age 66, has been the Managing Director of Monarch Capital LLC, since April, 2006. Monarch is a corporate consulting company primarily servicing small to mid-sized public and private companies. As such, he served in a corporate restructuring capacity as a director, Acting Chief Executive Officer and President of IDO Security, Inc., from July 2006, until May 2013.  Mr. Goldberg served as a director and Chief Executive Officer of Rx Medical Services Corp. (RXM), an American Stock Exchange listed company, from May 1991 through June 2006. RXM was a medical company, which at one time managed and owned rural hospitals, clinical laboratories and MRI/CT centers across the United States. While there he was responsible for in excess of 25 acquisitions across the country. Mr. Goldberg has been involved as a consultant to a number of private and public companies in varying industries, assisting in their formation and capital structures. Mr. Goldberg began his career as an Asper Fellow in the US Attorney’s office in 1974 with the Criminal Division of the Department of Justice in Washington, D.C. (Watergate prosecution team) before becoming an Assistant District Attorney in Philadelphia where he rose to the major trial and then homicide division. Mr. Goldberg was also a litigator in Philadelphia where he maintained a private practice before he transitioned into a career in corporate restructuring. Mr. Goldberg has served as a director of  both private and publicly traded companies and has served on audit and compensation committees.

Our Board believes that Mr. Goldberg's experience as an executive and director of private and publicly traded companies, as a member of both audit and compensation committees, and as a lawyer specializing in healthcare and government will provide us with highly valuable regulatory, business and management experience.

Robert Lee, age 61, is currently the Managing Partner of Sheffield Investment Partners, and has served in such capacity since 2010. Prior thereto, from 2008 until 2010, Mr. Lee served as a Managing Director of New Stream Capital, and from 2000 until 2007, Mr. Lee was a Managing Director at CRT Capital Group. Mr. Lee also serves as a Board member of SL Investment Management, and has served in such capacity since 2011. From 2001 to 2008, Mr. Lee served on the Board of Springs Industries, and from 2008 until 2013, Mr. Lee served on the Board of Springs Window Fashions. Mr. Lee is also on the board of visitors for the Wake Forest School of Business, and previously served as Chairman of such Board. Mr. Lee received his undergraduate degree in economics from Dartmouth College (BA 1976) and attended the University of Chicago Graduate School of Business.

Our Board believes that Mr. Lee's experience as an executive and director of various entities, as well as his experience in investments and capital markets will provide us with highly valuable regulatory, business and management experience.

Upon the election of the nominees for director at the Annual Meeting, the terms of William G. Forhan and Sabastien Sainsbury as directors of the Company will cease.

Executive Officers

Samuel R. Mitchell, Jr., age 33, joined the Company on January 19, 2015 as Chief Operating Officer. Prior to joining the Company, Mr. Mitchell previously served as the Chief Operating Officer for Premier Family Health, P.A. from August 2013 until November 2014; the Practice Administrator for Pulmonary Disease Specialist, P.A. from May 2012 until July 2013; the Chief Business Officer for Greenville Clinic Corp. from December 2010 until April 2012; and the Area Director for U.S. Healthworks Medical Group from February 2007 until November 2010. Mr. Mitchell received a Master in Business Administration from Nova Southeastern University in 2009; a Master of Health Administration from Nova Southeastern University in 2007; and a Bachelor of Science - Business Administration degree from Florida A&M University in 2004.

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Our Board believes that Mr. Mitchell's experience as a healthcare executive in private companies provides us with highly valuable industry and management experience.

Jeffrey L. Wadman, age 59, was appointed the Company's interim Chief Financial Officer in May 2015, succeeding Jace Simmons. Mr. Wadman joined the Company in 2014 as our controller. Prior to joining the Company, from 2008 until 2014, Mr. Wadman was the Senior Vice President and Chief Accounting Officer of Oxbow Carbon LLC, a global group of companies. From 2005 to 2008, Mr. Wadman was the Vice President of Accounting and Global Controller of Stieffel Laboratories, Inc., a privately-owned pharmaceutical company. Prior thereto, Mr. Wadman served with Eli Lilly & Company for 16 years (1989 to 2005) in increasingly responsible positions, including as Chief Executive Officer of the Eli Lilly Federal Credit Union.

Our Board believes that Mr. Wadman's long experience as a senior finance executive, especially in the healthcare industry, will provide us with highly valuable financial experience.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on our review of such forms furnished to us, and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater-than-10% stockholders during the fiscal year ended December 31, 2014 were timely filed, except for a Form 3 filing for each of Seamus Lagan, William Forhan, Sebastien Sainsbury, Christopher Diamantis, and Benjamin Frank, two Form 4s each reporting one transaction for each of Thomas Mendolia, Francisco Roca and Steven Sramowicz, a Form 4 reporting one transaction for Jace Simmons, a Form 4 reporting two transactions for Sebastien Sainsbury, a Form 4 reporting seven transactions for William Forhan, and a Form 4 reporting three transactions for Sharon Hollis.

Board Meetings and Committees

Our Board of Directors held four meetings during our fiscal year ended December 31, 2014. Our Board of Directors has determined that pursuant to Nasdaq Rule 5605 (even though the Company's securities are not traded on Nasdaq), Christopher E. Diamantis and Benjamin Frank are independent directors. During our fiscal year ended December 31, 2014, no director attended less than 75% of the aggregate number of Board of Directors meetings held.

We encourage all of our directors to attend our Annual Meeting of Stockholders. We anticipate that a Board of Directors meeting will be held immediately following our Annual Meeting of Stockholders.

We are not a listed company on a stock exchange, including Nasdaq, and do not presently have a separately constituted audit committee, compensation committee, nominating committee, or any other committees of our Board of Directors. Additionally, we do not currently have a member of our Board of Directors who qualifies as an “audit committee financial expert.” Our Board of Directors acts as our audit committee and handles matters related to compensation and nomination of directors.

We will consider proposed nominees for election to our Board of Directors whose names are submitted to our Chief Executive Officer by stockholders; however, we do not have a formal process for that consideration. We have not to date adopted a formal process given the Company’s size and given the historically small number of proposed nominees. We believe it is desirable to be flexible and open as to whom the board of directors might consider for board membership. Generally, however, our board member selection criteria include: integrity; high level of education and/or business experience; broad-based business acumen; understanding of our business and industry; strategic thinking and willingness to share ideas; ability to work as a constructive member of a team for the benefit of stockholders; network of contacts; and diversity of experiences, expertise and background. Director nominees have normally been identified based upon suggestions by directors, management members and/or stockholders. Proposed nominees are not evaluated differently depending upon who has made the proposal. All of our board members will participate in the consideration of any proposed nominees. We have not to date paid any third party fees to assist in this process.

If a stockholder wishes to suggest a proposed name for consideration as a nominee for Board membership at an annual meeting, the name of that nominee and related personal and other information, as indicated in our Bylaws, should be forwarded to us, in care of the Company’s Chief Executive Officer, at least 120 days before the annual meeting to assure time for meaningful consideration by our board of directors. That time frame is shortened when the annual meeting is scheduled for a date that varies more than 30 days from the anniversary date of the last annual meeting. See also “Stockholder Proposals” for requirements for nominations for the next annual meeting.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors has no current policy regarding the need to separate or combine the offices of Chairman of the Board of Directors and Chief Executive Officer. Our Board of Directors may review in the future whether a policy is appropriate for us. Recently, we have separated the positions of Chairman of the Board of Directors and Chief Executive Officer, although historically, such positions were held by one person. In the future, we may continue to separate such positions or combine them, based on our then assessment as to whether our then Chief Executive Officer is in the best position to fulfill the Chairman of the Board of Director’s responsibilities, including those related to identifying emerging issues facing us and our industry, and communicating essential information to our Board of Directors about our performance and strategies. Currently, we have not designated a lead independent director. We believe that our current leadership structure is appropriate based upon our size and characteristics, and the involvement of our independent directors. Our Board of Directors is involved in the oversight and management of risks that could affect the Company. The Board of Directors satisfies its oversight responsibility through reports directly from officers responsible for oversight of particular risks within the Company.

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Stockholder Communications to the Board of Directors

The Board of Directors does not have a formal process for stockholders to send communications to the Board of Directors. Due to the infrequency of stockholder communications to the Board of Directors, our Board of Directors does not believe that a formal process is necessary. Written communications to the Board of Directors, or to any member of the Board of Directors, may be sent to the Board of Directors, or the individual Board member, at the Company’s executive offices at 400 S. Australian Ave., 8th Floor, West Palm Beach, FL 33401, and the Company will promptly circulate such communications to all members of the Board of Directors (or to those particular directors to whom such communication is specifically addressed). Such communications will be screened to the extent necessary in order to ascertain the intended recipients or appropriate recipients among the members of the Board of Directors.

Executive Compensation

The following table sets forth all of the compensation awarded to, earned by or paid to (i) each individual that served as our principal executive officer during our last completed fiscal year; (ii) the Company's two most highly compensated executive officers other than the principal executive officer at the conclusion of the fiscal year ended December 31, 2014; and (iii) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of our last completed fiscal year (collectively, the Named Executive Officers).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards (1)(2)	Option Awards	Nonequity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Seamus Lagan Chief Executive Officer and Director(3)	2014	$–	$–	$–	$–	–	–	$144,375	(4)	$144,375
William Forhan	2014	$205,000	$70,481	–	–	–	–	$344,000	(5)	$619,481
Former Chief Executive Officer and Chairman	2013	$218,917	$101,243	–	–	–	–	$9,000	(5)	$329,160
Jace Simmons	2014	$225,000	$98,176	$75,000	–	–	–	$11,422	(6)	$409,598
Former Chief Financial Officer(8)	2013	$200,944	$110,694	–	–	–	–	$12,000	(6)	$323,638
Sharon L. Hollis(9)	2014	$240,000	$55,080	$75,000	–	–	–	$17,336	(7)	$387,416
Former Vice President of Operations	2013	$242,270	$109,975	–	–	–	–	$24,000	(7)	$376,245

__________

(1)	Stock awards are valued based on the aggregate fair value of the award on the date of grant and are computed in accordance with FASB ASC Topic 718.
(2)	Stock awards in 2014 were for accrued bonuses.
(3)	Mr. Lagan was appointed Chief Executive Officer effective September 15, 2014.
(4)	Represents $144,375, including a bonus of $35,000, paid pursuant to the Consulting Agreement with Alcimede LLC from September 15, 2014 to December 31, 2014. See "Agreements with Named Executive Officers," below for additional information.
(5)	Other compensation consists of an auto allowance of $9,000 and $6,000 in each of 2013 and 2014, respectively, and severance paid in 2014. On September 11, 2014, Mr. Forhan resigned as Chairman and Chief Executive Officer and received a severance package including $500,000 cash. Pursuant to the resignation, Mr. Forhan returned 1,241,550 shares of common stock to the Company, which included 30,000 shares granted in March 2014 related to an accrued bonus. Of the cash severance package, an aggregate of $338,000 was paid in 2014.

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(6)	Other compensation consists of health insurance premiums paid by the Company.
(7)	Other compensation consists of an auto allowance of $12,000 in each of 2013 and 2014 and $12,000 and $5,336 of health insurance premiums paid by the Company in 2013 and 2014, respectively.
(8)	Mr. Wadman was appointed interim Chief Financial Officer in May 2015, succeeding Mr. Simmons.
(9)	Ms. Hollis ceased serving as Vice President of Operations in June 2015.

The following table provides information regarding outstanding equity awards held by the Named Executive Officers at December 31, 2014:

Name	Number of shares underlying unexercised options exercisable	Number of shares underlying unexercised options unexercisable	Equity Incentive Plan Awards: Number of shares underlying unexercised unearned options	Option exercise price $	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested $	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested $

Seamus Lagan(1)	–	–	–	–	–	–	–	–	–

William G. Forhan	1,000,000	–	–	2.50	08/31/2016	–	–	–	–
	1,000,000	–	–	5.00	08/31/2016	–	–	–	–
	1,000,000	–	–	10.00	08/31/2016	–	–	–	–

Jace Simmons	1,000,000	–	–	2.50	12/31/2017	–	–	–	–
	1,000,000	–	–	5.00	12/31/2017	–	–	–	–
	1,000,000	–	–	10.00	12/31/2022	–	–	–	–

Sharon L. Hollis	1,000,000	–	–	2.50	12/31/2017	–	–	–	–
	1,000,000	–	–	5.00	12/31/2017	–	–	–	–
	1,000,000	–	–	10.00	12/31/2022	–	–	–	–

__________

(1) Does not include options issued to Alcimede LLC described below under "Agreements with Named Executive Officers."

Agreements with Named Executive Officers

Seamus Lagan, Chief Executive Officer

Consulting Agreements

The Company and Seamus Lagan entered into a non-exclusive Consulting Agreement on May 25, 2011. Under the agreement, Mr. Lagan rendered management consulting and business advisory services and advised on marketing strategies. The Company paid Mr. Lagan $15,000 per month.  In connection with the consulting agreement, Mr. Lagan received approximately $65,000 in cash and was issued 1,300,000 shares of Common Stock with a value of $13,000. This agreement was in effect through October 3, 2011, when it was replaced by a consulting agreement between the Company and Alcimede LLC, which is controlled by Mr. Lagan. Under this new agreement, Alcimede agreed to assist the Company by providing management as may be required by the Company, assisting with the Company's capital structure and funding, completing acquisitions and funding, and structuring and securing financing.  The term of the Alcimede agreement was from October 3, 2011 to December 31, 2013, with automatic renewals for an additional year unless one party delivered notice of nonrenewal. The Company agreed to pay Alcimede a retainer of $20,000 a month and issued Alcimede options to purchase 200,000 shares of Common Stock, exercisable at $3.00 per share through January 1, 2014, and an additional 200,000 shares of Common Stock exercisable at $6.00 per share through January 1, 2015. The Company also reimbursed Alcimede's expenses.

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The Company and Alcimede entered into a revised Consulting Agreement as of October 1, 2012. This agreement replaced and superseded the prior Alcimede consulting agreement.  This new agreement is for three years, subject to annual renewals thereafter, unless either party gives notice of non-renewal. The retainer remained at $20,000 a month and the Company continues to reimburse Alcimede for its expenses.  The parties agreed to cancel the options issued pursuant to the prior agreement. Under the new agreement the Company issued Alcimede 4,500,000 shares of Common Stock and 1,000 shares of Series B Preferred Stock. In addition, Alcimede received options to purchase (i) 1,000,000 shares of Common Stock exercisable at $2.50 per share through December 31, 2017, (ii) 1,000,000 shares of Common Stock exercisable at $5.00 per share through December 31, 2017 and (iii) 1,000,000 shares of Common Stock exercisable at $10.00 a share through December 31, 2022.

Effective September 11, 2014 and in conjunction with the appointment of Mr. Lagan as our Chief Executive Officer, such consulting agreement with Alcimede was amended to provide for a monthly retainer of $31,250, and we agreed to provide Mr. Lagan with an automobile.

William G. Forhan, Former Chief Executive Officer

On October 1, 2012, Mr. Forhan and the Company entered into an employment agreement for Mr. Forhan to serve as the Chief Executive Officer of the Company. The term of the agreement was three years, renewable for additional one-year periods if neither party otherwise gives at least 90 days' notice. Mr. Forhan was to receive an annual salary of $200,000, subject to review each year.  Pursuant to the agreement, Mr. Forhan was granted options to purchase 1,000,000 shares of Common Stock exercisable at $2.50 per share through December 31, 2017, 1,000,000 shares of Common Stock exercisable at $5.00 per share through December 31, 2017, and 1,000,000 shares of Common Stock exercisable at $10.00 per share through December 31, 2022.

On September 1, 2013, Mr. Forhan's employment agreement was amended increasing his base annual salary to $240,000.

In connection with Mr. Forhan's voluntary resignation, on September 11, 2014, we entered into an agreement with Mr. Forhan, effective September 15, 2014, pursuant to which Mr. Forhan will receive a severance payment of $500,000, payable in installments, the first installment of $150,000 being paid prior to the effective date of resignation, and the balance to be paid no later than July 1, 2016. In addition, the agreement provided that Mr. Forhan could participate in any executive bonus plan that we may adopt for calendar year 2014, to the extent only that cash bonuses are paid under such plan, if adopted, and then only in an amount equal to 50% of the lowest cash bonus paid to an executive for 2014 under any such plan, if adopted. Mr. Forhan also agreed under the agreement that with respect to any Company stock options previously issued to him, such options would remain outstanding, subject to their terms, for no longer than 24 months such that such options will expire no later than August 31, 2016. In addition, the agreement provided, among other things, for the cancellation of 1,241,550 shares of our Common Stock owned by Mr. Forhan; for the release by Mr. Forhan of any and all claims he may have had against the Company and/or its affiliates; and for Mr. Forhan to abide by certain restrictive covenants, including using his best efforts to protect and maintain the Company's confidential information.

Jace Simmons, Former Chief Financial Officer

On October 1, 2012, Mr. Simmons and the Company entered into an employment agreement for Mr. Simmons to serve as the Chief Financial Officer of the Company.  This agreement replaced Mr. Simmons' prior employment agreement with the Company, dated March 1, 2012.  The term of the new agreement was for two years, renewable for additional one-year periods if neither party otherwise gave at least 90 days' notice.  Mr. Simmons was to receive an annual salary of $185,000, subject to review each year.  He was to participate in senior management bonus programs to be approved by the Board of Directors. The options to purchase 1,000,000 shares of Common Stock that Mr. Simmons had received under his prior agreement were cancelled. Pursuant to his new agreement, Mr. Simmons was issued 1,000,000 shares of Common Stock upon the signing of the agreement. Mr. Simmons was also granted options to purchase 1,000,000 shares of Common Stock exercisable at $2.50 per share through December 31, 2017, 1,000,000 shares of Common Stock exercisable at $5.00 per share through December 31, 2017, and 1,000,000 shares of Common Stock exercisable at $10.00 per share through December 31, 2022.  In the event the Company was merged into or acquired by another entity and Mr. Simmons' position changed, he would be offered an amount equal to his compensation and benefits to the end of the then current term.

On September 1, 2013, Mr. Simmons' employment agreement was amended increasing his base annual salary to $225,000. In May 2015, Mr. Simmons' employment agreement was terminated and Mr. Wadman was appointed interim Chief Financial Officer, succeeding Mr. Simmons.

Sharon Hollis, Former Vice President of Operations

On October 1, 2012, Ms. Hollis and the Company entered into an employment agreement for Ms. Hollis to serve as Vice President of Operations of the Company. The term of the agreement was three years, renewable for additional one-year periods if neither party otherwise gave at least 90 days' notice. Ms. Hollis was to receive an annual salary of $240,000, subject to review each year. Pursuant to the agreement, Ms. Hollis was issued 4,500,000 shares of Common Stock and 1,000 shares of Series B Preferred Stock upon the signing of the agreement.  She also was granted options to purchase 1,000,000 shares of Common Stock exercisable at $2.50 per share through December 31, 2017, 1,000,000 shares of Common Stock exercisable at $5.00 per share through December 31, 2017, and 1,000,000 shares of Common Stock exercisable at $10.00 per share through December 31, 2022. Ms. Hollis ceased serving as Vice President of Operations in June 2015.

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Compensation of Directors

Non-employee directors receive an annual cash retainer of $40,000 and are granted stock options upon joining the Board of Directors. We do not pay employee directors for Board service in addition to their regular employee compensation. The Board has the primary responsibility for considering and determining the amount of director compensation.

The following table shows amounts earned by each non-employee director in the fiscal year ended December 31, 2014:

Director (1)	Fees earned or paid in cash	Stock Awards	Option Awards (2)	Non-equity Incentive Plan Compensation	All Other Compensation	Total
Christopher Diamantis	$40,000	$–	$–	$–	$–	$40,000

Benjamin Frank	$40,000	$–	$–	$–	$–	$40,000

Sebastien Sainsbury	$30,006	$–	$46,603	$–	$66,660 (3)	$143,269

__________

(1)	Mr. Sainsbury was elected as a director of the Company on March 28, 2014.

(2)	Fair value of option awards on date of grant computed in accordance with FASB ASC Topic 718.

(3)	Consulting fees paid to SS International Consulting, Ltd. pursuant to the Consulting Agreement dated March 15, 2014. See "Certain Relationships and Related Transactions," below for additional information.

The following table provides information regarding outstanding equity awards held by the named directors at December 31, 2014:

Option Awards						Stock Awards
Name (1)	Number of shares underlying unexercised options exercisable	Number of shares underlying unexercised options unexercisable	Equity Incentive Plan Awards: Number of shares underlying unexercised unearned options	Option exercise price $	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested $	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested	Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested $
Christopher Diamantis	150,000	–	–	2.50	4/19/2017	–	–	–	–
	150,000	–	–	5.00	4/19/2017	–	–	–	–
Benjamin Frank	150,000	–	–	2.50	4/19/2017	–	–	–	–
	150,000	–	–	5.00	4/19/2017	–	–	–	–
Sebastien Sainsbury	150,000	–	–	2.50	5/30/2018	–	–	–	–
	150,000	–	–	5.00	3/15/2018	–	–	–	–

_________________

(1) Mr. Sainsbury was elected as a director of the Company on March 28, 2014.

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Certain Relationships and Related Transactions

The following related transactions occurred since the beginning of the Company's last fiscal year (January 1, 2014):

Alcimede LLC ("Alcimede"), of which Mr. Lagan is the sole manager, provides consulting services to the Company. Alcimede was paid $364,375 for consulting fees pursuant to a consulting agreement for the year ended December 31, 2014, and $93,750 during the quarter ended March 31, 2015. The Company reimbursed Alcimede $450,408 for certain operating expenses and asset purchases paid by Alcimede on the Company’s behalf for the year ended December 31, 2014. On June 29, 2015, Alcimede exercised 1,000,000 options to acquire a like number of shares of the Company's common stock at an exercise price of $2.50 per share. The aggregate exercise price of $2,500,000 was offset against such portion of the outstanding loan the Company owed Alcimede.

The Company reimbursed Dr. Thomas Mendolia, a principal stockholder of the Company, $254,966 for certain operating expenses and asset purchases paid by Dr. Mendolia on the Company’s behalf for the year ended December 31, 2014, and $3,067 for the quarter ended March 31, 2015.

The Company and SS International Consulting, Ltd. ("International"), of which Sebastien Sainsbury is the sole stockholder, entered into a non-exclusive Consulting Agreement on March 15, 2014. International provides such management consulting services, business advisory services, marketing and investors relations advice and management as may be agreed to by the parties from time to time. The Company pays International $6,667 per month and reimburses expenses incurred by International on behalf of the Company. The Consulting Agreement may be terminated by either party at the end of any month. The Company paid $66,660 to International during the year ended December 31, 2014 and $19,998 during the quarter ended March 31, 2015. On June 30, 2015, the Company agreed to issue 200,000 shares of its common stock to Mr. Sainsbury in connection with Mr. Sainsbury agreeing to become employed with a Company subsidiary.

Each of the holders of shares of Series B Preferred Stock, Epizon Ltd., Aella Ltd., Francisco Roca, III, Dr. Thomas F. Mendolia and Steven Sramowicz, entered into a purchase option agreement with the Company as of March 27, 2014. Each agreement grants the Company an option to purchase any or all shares of Series B Preferred Stock held by the holder at any time through March 27, 2016. Each holder owns 1,000 shares of Series B Preferred Stock. If all of a holder's shares are purchased by the Company pursuant to the option, the purchase price would be $5,000,000. If fewer shares are purchased from a holder, the purchase price would be adjusted proportionately. Each holder agreed not to transfer or dispose of any shares of Series B Preferred Stock during the term of the option, other than to the Company upon an exercise of the option. Any exercise of an option is completely at the Company's discretion.

On February 3, 2015, the Company borrowed $3,000,000 from Alcimede LLC, of which Seamus Lagan is the sole manager. The note has an interest rate of 6%. The note is payable in one payment, including interest, at maturity on February 2, 2016.

On December 31, 2014, the Company borrowed $3,000,000 from D&D Funding II, LLC (“D&D”), Christopher Diamantis, a director of the Company, is the manager and 50% owner of D&D (“D&D Note”). The D&D Note has an interest rate of 10%. The D&D Note is payable in one payment, including interest, at maturity on December 31, 2015. The D&D Note must be prepaid upon the consummation by the Company of a sale of shares of common stock or other securities convertible into common stock for cash pursuant to which the Company receives net proceeds of not less than $10 million. The D&D Note is convertible at any time, in whole or in part, into common stock at a conversion price equal to 75% of the Market Price (as defined in the D&D Note). Upon any such conversion, the holder will also receive warrants exercisable into the same number of shares of common stock as are being issued upon conversion. The warrants will have a term of one year and the exercise price will be equal to the Market Price (without any discount).

Effective as of April 29, 2015, the Company, Seamus Lagan and Steven Sramowicz entered into an Irrevocable Proxy and Voting Agreement (the "Sramowicz Voting Agreement"), with respect to 4,530,000 shares of our common stock owned of record by Mr. Sramowicz; and effective as of April 29, 2015, the Company, Seamus Lagan and Francisco Roca, III entered into an Irrevocable Proxy and Voting Agreement (the "Roca Voting Agreement"), with respect to 4,530,000 shares of our common stock owned of record by Mr. Roca (the Sramowicz Voting Agreement and the Roca Voting Agreement, collectively hereinafter, the "Voting Agreements").

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Pursuant to the Voting Agreements, Mr. Lagan is appointed as the proxy to vote Mr. Sramowicz's and Mr. Roca's shares of our common stock with respect to the election or other appointment or designation of the members of our Board of Directors and/or the removal or other termination of any individual from our Board of Directors (the "Purpose"), whether at an annual, special or adjourned meeting of our stockholders or pursuant to a written consent in lieu of such a meeting and with respect to any request to call a special meeting of our stockholders for the Purpose. In addition, pursuant to the Voting Agreements, Mr. Sramowicz and Mr. Roca have each agreed to vote their shares of our common stock at regular and special meetings of our stockholders (and by written consent) in accordance with any written instructions of Mr. Lagan relating to the Purpose. The Company has agreed to disregard any purported vote or consent with respect to the shares of our common stock owned by Mr. Sramowicz and Mr. Roca that is not in accordance with the respective Voting Agreements. The term of each Voting Agreement is for the earlier of (a) the six months after April 29, 2015 and (b) the Effective Time of our merger with CollabRx, Inc. and CollabRx Merger Sub. Inc. (as the "Effective Time" is defined in the Agreement and Plan of Merger, dated as of April 15, 2015, among the Company, CollabRx, Inc. and CollabRx Merger Sub, Inc.). No monetary consideration was paid by Mr. Lagan in connection with the execution and delivery of each Voting Agreement. In addition, in connection with the merger with CollabRx, Inc., certain outstanding options will be cancelled contingent upon the closing of the merger pursuant to agreements between the Company and such optionees.

All related party transactions are approved by our Board of Directors.

Principal Accounting Fees and Services

We were billed the aggregate by various principal accountants in 2014 and 2013 as follows:

Description of Services:	Fiscal 2014	Fiscal 2013
Audit	$134,453	$46,250
Audit-Related	–	–
Tax	$41,120	$6,100
All Other	–	–
Total Fees	$175,573	$52,350

Audit Fees

Grant Thornton (“GT”) was initially retained by the Company to complete the audit of the Company’s 2014 annual financial statements. GT completed a review of the Company’s Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2014. On March 13, 2015, GT resigned as the Company’s independent registered public accounting firm. The aggregate fees billed by GT before resigning were $67,000 for the audit and $27,953 for the review of the Form 10-Q/A.

Following the resignation by GT, the Company engaged Green & Company, CPAs to complete the audit of the Company’s 2014 annual financial statements. The aggregate fees billed by Green & Company, CPAs for the audit of the Company's annual financial statements for 2014 were $27,500.

The Company’s financial statements for 2013 were audited by DKM Certified Public Accountants ("DKM") who billed fees of $35,750 for the year ended December 31, 2013. DKM also completed reviews of the Company’s financial statements included in its Quarterly Reports on Form 10-Q for the first and second quarters of 2014 and all of 2013. DKM billed $12,000 and $10,500 for the quarterly reviews during the years ended December 31, 2014 and 2013, respectively.

Audit-Related Fees

For the years ended December 31, 2014 and 2013, our principal accountants did not render any audit-related services.

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Tax Fees

GT provided certain tax consultations during the year ended December 31, 2014. Fees for these services were $28,620.

The aggregate fees billed by DKM for the preparation of the Company's tax returns were $12,500 and $6,100 for the years ended December 31, 2014 and 2013, respectively.

All Other Fees

 For the years ended December 31, 2014 and 2013, our principal accountants did not render any other services.

Prior to engaging its accountants to perform a particular service, senior management obtains an estimate for the service to be performed. In the absence of an audit committee, all of the services described above were pre-approved by the Board of Directors in accordance with Company procedures.

PROPOSAL 2 – TO APPROVE AN ADVISORY (NON-BINDING) RESOLUTION ON THE COMPANY’S EXECUTIVE COMPENSATION

As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to include in this Proxy Statement a non-binding, advisory stockholder vote to approve the compensation of our named executive officers, as described above under "Executive Compensation," and the compensation tables set forth in this Proxy Statement.

This proposal, commonly known as a “say-on-pay” proposal, is a non-binding vote, but it gives stockholders the opportunity to express their views on the compensation of the Company’s named executive officers. This vote is not to address any specific item of compensation, but rather the overall compensation of our named executive officers.

Accordingly, the following resolution is submitted for a non-binding, advisory stockholder vote at the Annual Meeting:

RESOLVED, that the stockholders of Medytox Solutions, Inc. approve, on a non-binding, advisory basis, the compensation of its named executive officers, as disclosed in the Proxy Statement for the Annual Meeting of Stockholders to be held on August 6, 2015, pursuant to Item 402 of Regulation S-K, promulgated under the Securities Act of 1933, as amended, including any narrative discussion of executive compensation, the accompanying tabular disclosure regarding named executive officer compensation and the corresponding narrative disclosure and footnotes.

This vote is advisory, which means that it is not binding on the Company, or our Board of Directors. The Company recognizes that stockholders may have different views regarding the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the compensation of our named executive officers. The Board of Directors will review the outcome of the vote; however, when considering the compensation of our named executive officers, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to continue its current compensation practices regardless of the result of the vote on this proposal.

We have also determined that our stockholders should cast an advisory vote on the compensation of our named executive officers on a triennial (every three years) basis (see Proposal 3 for further details). Unless this policy changes, the next advisory vote on the compensation of our named executive officers will be held during the 2018 Annual Meeting of Stockholders.

Approval of the advisory (non-binding) resolution on the Company’s executive compensation will require that the votes cast favoring this resolution exceed the votes cast opposing it.

The Board of Directors recommends a vote in favor of the RESOLUTION, on a non-binding, advisory basis, APPROVING the compensation paid to our named executive officers, as disclosed in this Proxy Statement.

PROPOSAL 3 – TO APPROVE AN ADVISORY (NON-BINDING) RESOLUTION ON THE FREQUENCY OF STOCKHOLDER VOTING ON THE COMPANY’S EXECUTIVE COMPENSATION

The Dodd-Frank Act added Section 14A to the Securities Exchange Act of 1934, which requires that we provide stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently to vote on future advisory votes on the compensation of our named executive officers, as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

After careful consideration, the Board of Directors recommends that future advisory votes on executive compensation occur once every three years (triennially). The Board of Directors believes this frequency is appropriate for a number of reasons, including that a triennial vote encourages a longer-term view of compensation by stockholders by allowing them an appropriate timeframe to evaluate the Company’s performance and the overall effectiveness of the executive compensation program.

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This vote is advisory, which means that it is not binding on the Company or our Board of Directors. The Company recognizes that stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation. The Board of Directors will review the outcome of the vote; however, when considering the frequency of future advisory votes on executive compensation, the Board of Directors may decide that it is in the best interest of our stockholders and the Company to hold an advisory vote on executive compensation on a different schedule than the one recommended by our stockholders.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of annually (every year), biennially (every two years) or triennially (every three years), or abstain, when voting in response to the resolution set forth below:

RESOLVED, that the stockholders of Medytox Solutions, Inc. determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement should be every year, every two years or every three years.

The proxy card provides stockholders with the opportunity to choose from among four options (holding the vote annually (every year), biennially (every two years), or triennially (every three years), or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

The Board of Directors recommends that stockholders vote to conduct future advisory votes on named executive officer compensation once every three years.

STOCKHOLDER PROPOSALS

Stockholders who, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, wish to present proposals for inclusion in our proxy statement in connection with next year’s annual meeting must submit their proposals so that they are received by the Company’s Chief Executive Officer at our principal executive offices, 400 South Australian Avenue, 8th Floor, West Palm Beach, Florida 33401, a reasonable time before we begin to print and send proxy materials for our 2016 Annual Meeting of Stockholders. As the rules of the Securities and Exchange Commission make clear, simply submitting a proposal does not guarantee that it will be included.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at the next year’s annual meeting (including director nominations or other proposals), the proposal must be submitted to the Company’s Chief Executive Officer at our principal executive offices, 400 South Australian Avenue, 8th Floor, West Palm Beach, Florida 33401, a reasonable time before we send out our proxy materials for our 2016 Annual Meeting, as required by Rule 14a–4(c)(1) of the Securities Exchange Act of 1934. Even if a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission’s proxy rules.

ANNUAL REPORT

WE WILL PROVIDE TO THE RECIPIENTS OF THIS DOCUMENT, UPON WRITTEN REQUEST AND WITHOUT CHARGE, ADDITIONAL COPIES OF OUR ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014. Written requests for the Annual Report should be addressed to: Investor Relations Department, Medytox Solutions, Inc., 400 S. Australian Ave., 8th Floor, West Palm Beach, FL 33401.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting, or postponement or adjournment thereof, requiring a vote of the stockholders, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with the recommendations of management, unless such authority has been withheld.

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MEDYTOX SOLUTIONS, INC.

Annual Meeting of Stockholders, August 6, 2015

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of Medytox Solutions, Inc. (the “Company”) hereby appoints Benjamin Frank and Jeffrey L. Wadman, or either of them, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to vote all such shares of the Company as to which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and at all adjournments or postponements thereof, to be held at the West Palm Beach Marriott, 1001 Okeechobee Boulevard, West Palm Beach,  Florida  33401,  in accordance with the following instructions:

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR: (I) THE ELECTION OF DIRECTORS, (II) APPROVAL OF AN ADVISORY (NON-BINDING) RESOLUTION ON THE COMPANY’S EXECUTIVE COMPENSATION, (III) HOLDING AN ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS, AND (IV) AUTHORIZATION TO ACT UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AND ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.

(DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED)

MEDYTOX SOLUTIONS, INC.

ANNUAL MEETING OF STOCKHOLDERS

AUGUST 6, 2015

1.	ELECTION OF DIRECTORS:

1. SEAMUS	2. CHRISTOPHER	3. BENJAMIN	4. MICHAEL L.	5. ROBERT
LAGAN	DIAMANTIS	FRANK	GOLDBERG	LEE

☐	FOR all nominees listed above (except as specified below)

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☐	WITHHOLD AUTHORITY to vote for all nominees listed above

To withhold authority to vote for any indicated nominee(s), write the number(s) in the box provided below: ☐ ☐ ☐ ☐ ☐

2.	approve an advisory (non-binding) resolution on the Company’s executive compensation:

☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

3.	approve the frequency of stockholder voting on the Company’s executive compensation:

☐ EVERY YEAR           ☐ EVERY TWO YEARS          ☐ EVERY THREE YEARS          ☐ ABSTAIN

4.	OTHER BUSINESS:

To act upon such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

Check appropriate box and indicate changes below:
☐ Address Change? ☐ Name Change?

SIGNATURE(S)

(Please sign exactly as your name appears on your proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or partner, please give full title as such. If a corporation, please sign in full corporate name by president or by other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Date:

Number and Class of Shares